OMNIBUS FOURTH AMENDMENT TO CREDIT AGREEMENT
AND FIRST AMENDMENT TO U.S. PLEDGE AGREEMENT AND CANADIAN PLEDGE AGREEMENT

This OMNIBUS FOURTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO U.S. PLEDGE AGREEMENT AND CANADIAN PLEDGE AGREEMENT (this “Omnibus Amendment”) is entered into as of April 15, 2015, by and among Ciena Corporation, a Delaware corporation (the “Company”), Ciena Communications, Inc., a Delaware corporation (“CCI”), Ciena Government Solutions, Inc., a Delaware corporation (“CGSI” and, together with the Company and CCI, collectively, the “U.S. Borrowers”), Ciena Canada, Inc., a corporation incorporated under the laws of Canada (the “Canadian Borrower” and, together with the U.S. Borrowers, collectively, the “Borrowers”), Deutsche Bank AG New York Branch, as administrative agent and collateral agent (in such capacities, the “Administrative Agent” and the “Collateral Agent”, respectively) and the Lenders (as defined in the Credit Agreement referred to below) party hereto. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as defined below).

RECITALS
WHEREAS, the Borrowers, the Lenders, Deutsche Bank AG New York Branch, as Administrative Agent and as Collateral Agent, and the other agents party thereto are parties to that certain ABL Credit Agreement, dated as of August 13, 2012 (as amended by that certain First Amendment to Credit Agreement, dated as of August 24, 2012, by that certain Omnibus Second Amendment to Credit Agreement and First Amendment to U.S. Security Agreement, Canadian Security Agreement, U.S. Pledge Agreement, U.S. Guaranty and Canadian Guaranty, dated as of March 5, 2013, and by that certain Third Amendment to Credit Agreement dated July 15, 2014, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed, subject to the terms and conditions set forth therein, to make certain loans and other financial accommodations to the Borrowers;
WHEREAS, the U.S. Credit Parties and the Collateral Agent are parties to that certain Amended and Restated Pledge Agreement, dated as of July 15, 2014 (the “U.S. Pledge Agreement”);
WHEREAS, the Company and the Collateral Agent are parties to that certain Canadian ABL Pledge Agreement, dated as of December 12, 2014 (the “Canadian Pledge Agreement”); and
WHEREAS, the Borrowers, the other Credit Parties, the Administrative Agent, the Collateral Agent and each Lender party hereto desire to amend the Credit Agreement, the U.S. Pledge Agreement and the Canadian Pledge Agreement, as provided herein.
NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendments to Credit Agreement.
(a)Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition immediately following the definition of “Other Taxes”:

“Ottawa Capitalized Lease” shall mean collectively, (i) that certain lease agreement, dated as of April 15, 2015, and (ii) that certain lease agreement, dated as of October 23, 2014, as amended on April 15, 2015, each between Innovation Blvd II Limited (and its permitted successors and assigns) and Ciena Canada, Inc. (and its permitted successors and assigns), as amended, supplemented or otherwise modified from time to time, in connection with the multi-building complex located at Innovation Drive, Ottawa, Ontario (as more fully described therein).

(b)Section 10.01 of the Credit Agreement is hereby amended as follows:

1.deleting the text “and” at the end of clause (v) thereof;

2.deleting the “.” at the end of clause (w) thereof and inserting the text “; and” in lieu thereof;

3.inserting the following new clause (x) immediately following clause (w) thereof:

“(x) Liens upon assets of the Company or any of its Subsidiaries subject to the Ottawa Capitalized Lease, and any renewals, replacements, refinancings or extensions thereof for the same or a lesser amount (plus the sum of (1) accrued and unpaid interest and fees thereon and (2) customary fees and expenses relating to such renewal, replacement, refinancing or extension), to the extent such Ottawa Capitalized Lease or renewals, replacements, refinancings or extensions thereof are permitted by Section 10.04(p); provided that (i) such Liens only serve to secure the payment of Indebtedness arising under such Ottawa Capitalized Lease or renewal, replacement, refinancing or extension thereof and (ii) the Liens encumbering the assets giving rise to the Ottawa Capitalized Lease or renewal, replacement, refinancing or extension thereof do not encumber any other asset of the Company or any of its Subsidiaries.”; and
4.replacing the words “clauses (c), (f), (g), (i), (m) and (t)” in the last paragraph of Section 10.01 with the words “clauses (c), (f), (g), (i), (m), (t) and (x)”.

(c)Section 10.02(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(f)    the Company and its Subsidiaries may lease (as lessee) or license (as licensee) real or personal property (so long as any such lease or license does not create a Capitalized Lease except to the extent permitted by Section 10.04(d) or (p))”
(d)Section 10.04 of the Credit Agreement is hereby amended as follows:

1.	deleting the text “and” at the end of clause (n) thereof;

2.	deleting the “.” at the end of clause (o) thereof and inserting the text “; and” in lieu thereof; and

3.	inserting the following new clause (p) immediately following clause (o) thereof:

“(p)    Indebtedness of the Company and its Subsidiaries evidenced by the Ottawa Capitalized Lease, and any extension, renewal, replacement or refinancing thereof as permitted by Section 10.01(x); provided, however, that in no event shall the sum of the aggregate principal amount of all such Indebtedness permitted by this clause (p) exceed Cdn.$100,000,000 at any time outstanding.”
(e)Section 10.05(r) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(r)    deposits of cash made in the ordinary course of business to secure the performance of operating leases or the Ottawa Capitalized Lease and any renewals, replacements, refinancings or extensions thereof;”

(f)Section 10.09 of the Credit Agreement is hereby amended as follows:

1.	replacing clause (viii) thereof in its entirety as follows:

“(viii) restrictions on the transfer of any asset subject to a Lien permitted by Section 10.01(c), (e), (f), (g), (l), (m), (n), (t), (u), (v) or (x)”

2.	inserting the text “or 10.04(p)” immediately after the text “10.04(d)” in clause (ix)(B) thereof; and.

3.	inserting the following new clause (xii) immediately following clause (xi) thereof:

“and (xii) in the case of clause (c) above, the restrictions contained in the Ottawa Capitalized Lease as in effect on the original date thereof and any renewals, replacements, refinancings or extensions thereof, so long as such restrictions are not broader than those contained in the Ottawa Capitalized Lease as in effect on the original date thereof”
(g)    Clause (iv) of the proviso in Section 13.07(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(iv) notwithstanding anything in the foregoing to the contrary, for purposes of determining compliance with Section 5.02(b) or (c), Section 10 or any other incurrence or expenditure test set forth herein with respect to any amount in a currency other than U.S. Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of currency exchange occurring after the time of such incurrence or expenditure or receipt of any such amount (so long as such incurrence or expenditure or receipt of any such amount, at the time incurred, made, received or acquired, was permitted hereunder). For purposes of determining compliance with any U.S. Dollar-denominated restriction or exception provided for in Section 5.02(b) or (c), Section 10 or any other incurrence or expenditure test set forth herein, the U.S. Dollar-equivalent amount thereof denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date of such incurrence or expenditure or receipt of any such amount, or first committed, in the case of revolving credit debt; provided that if any Indebtedness otherwise permitted to be incurred hereunder is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable U.S. Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such U.S. Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased, plus the aggregate amount of fees, underwriting discounts, premiums (including tender premiums) and other reasonable costs and expenses (including original issue discount) incurred in connection with such refinancing.”
SECTION 2. Amendment to U.S. Pledge Agreement.

(a)	Clause (d) of Section 18(a)(iv) of the U.S. Pledge Agreement is hereby amended and restated in its entirety as follows:

“(d) except for (i) compliance with or as may be required by applicable securities laws and (ii) the consent of the landlord under the Ottawa Capitalized Lease, or any renewal, replacement, refinancing or extension thereof, to any Transfer (as defined in the Ottawa Capitalized Lease as in effect on the original date thereof) (or similar term contained in any renewal, replacement, refinancing or extension of the Ottawa Capitalized Lease) not permitted by the terms thereof, the exercise by the Pledgee of any of its rights or remedies provided herein”

SECTION 3. Amendment to Canadian Pledge Agreement.

(a)	Clause (d) of Section 18(a)(iv) of the Canadian Pledge Agreement is hereby amended and restated in its entirety as follows:

“(d) except for (i) compliance with or as may be required by applicable securities laws and (ii) the consent of the landlord under the Ottawa Capitalized Lease, or any renewal, replacement, refinancing or extension thereof, to any Transfer (as defined in the Ottawa Capitalized Lease as in effect on the original date thereof) (or similar term contained in any renewal, replacement, refinancing or extension of the Ottawa Capitalized Lease) not permitted by the terms thereof, the exercise by the Collateral Agent of any of its rights or remedies provided herein”
SECTION 4.    Representations and Warranties. In order to induce the Administrative Agent, the Collateral Agent and the undersigned Lenders to enter into this Omnibus Amendment, each of the Company and each other Borrower hereby represents and warrants that:
(a)    As of the Omnibus Amendment Effective Date, (as hereinafter defined), both immediately before and immediately after giving effect to this Omnibus Amendment, (a) there shall exist no Default or Event of Default and (b) all representations and warranties contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Omnibus Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects as of any such date).

(b)    Each Credit Party has the Business power and authority to execute, deliver and perform the terms and provisions of this Omnibus Amendment and has taken all necessary Business action to authorize the execution, delivery and performance by it of this Omnibus Amendment. Each Credit Party has duly executed and delivered this Omnibus Amendment, and this Omnibus Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c)    Neither the execution, delivery or performance by any Credit Party of this Omnibus Amendment, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party or any of its Subsidiaries pursuant to the terms of any material indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument, in each case to which any Credit Party or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject including, without limitation, the Existing Convertible Notes Indentures, or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of their respective Subsidiaries.

SECTION 5.    Effectiveness.     This Omnibus Amendment shall become effective on the date (the “Omnibus Amendment Effective Date”) when the Company, each other Borrower, each other Guarantor, the Administrative Agent, the Collateral Agent and each Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent, c/o White & Case LLP, 633 West Fifth Street, Suite 1900, Los Angeles, California 90071-2007 Attention: Nicole Rodger (facsimile number: (213) 452-2329 / e-mail address: nrodger@whitecase.com).

SECTION 6.    Reference To and Effect Upon the Credit Documents.
(a)    From and after the Omnibus Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Credit Document, shall mean the Credit Agreement as modified hereby, (ii) the term “Agreement” in the U.S. Pledge Agreement, and all references to the U.S. Pledge Agreement in any other Credit Document, shall mean the U.S. Pledge Agreement as modified hereby, (iii) the term “Agreement” in the Canadian Pledge Agreement, and all references to the Canadian Pledge Agreement in any other Credit Document, shall mean the Canadian Pledge Agreement as modified hereby, and (iv) this Omnibus Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

(b)    This Omnibus Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document or a novation of existing obligations and liabilities under the Credit Documents. The Credit Agreement and each of the other Credit Documents, as specifically amended by this Omnibus Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

SECTION 7.    Counterparts, Etc. This Omnibus Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Omnibus Amendment by delivering by facsimile or other electronic transmission a signature page of this Omnibus Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Section headings in this Omnibus Amendment are included herein for convenience of reference only and shall not constitute part of this Omnibus Amendment for any other purpose. A complete set of counterparts of this Omnibus Amendment shall be lodged with the Borrowers and Administrative Agent.
SECTION 8.    Governing Law. This Omnibus Amendment and the rights and obligations of the parties under this Omnibus Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York or, solely to the extent relating to the Canadian Pledge Agreement, the law of the Province of Ontario.

[Signature Pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Omnibus Amendment as of the date first above written.

CIENA CORPORATION
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

CIENA COMMUNICATIONS, INC.
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

CIENA GOVERNMENT SOLUTIONS, INC.
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

CIENA CANADA, INC.
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, as Collateral Agent and as a Lender
By: /s/ Anca Trifan Name: Anca Trifan Title: Managing Director
By: /s/ Dusan Lazarov Name: Dusan Lazarov Title: Director

SIGNATURE PAGE TO OMNIBUS FOURTH AMENDMENT to Credit Agreement AND FIRST AMENDMENT TO U.S. PLEDGE AGREEMENT AND CANADIAN PLEDGE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CIENA CORPORATION, CIENA COMMUNICATIONS, Inc., CIENA CANADA, INC., the Lenders party THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND AS COLLATERAL Agent

NAME OF INSTITUTION: Bank of America, N.A. By: John W. Getz Name: John W. Getz Title: SVP

SIGNATURE PAGE TO OMNIBUS FOURTH AMENDMENT to Credit Agreement AND FIRST AMENDMENT TO U.S. PLEDGE AGREEMENT AND CANADIAN PLEDGE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CIENA CORPORATION, CIENA COMMUNICATIONS, Inc., CIENA CANADA, INC., the Lenders party THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND AS COLLATERAL Agent

NAME OF INSTITUTION: Wells Fargo Bank, National Association By: Tony Leadbetter Name: Tony Leadbetter Title: Duly Authorized Signatory

SIGNATURE PAGE TO OMNIBUS FOURTH AMENDMENT to Credit Agreement AND FIRST AMENDMENT TO U.S. PLEDGE AGREEMENT AND CANADIAN PLEDGE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CIENA CORPORATION, CIENA COMMUNICATIONS, Inc., CIENA CANADA, INC., the Lenders party THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND AS COLLATERAL Agent

NAME OF INSTITUTION: Wells Fargo Capital Finance Corporation Canada By: David G. Phillips Name: David G. Phillips Title: Senior Vice President, Credit Officer, Canada

SIGNATURE PAGE TO OMNIBUS FOURTH AMENDMENT to Credit Agreement AND FIRST AMENDMENT TO U.S. PLEDGE AGREEMENT AND CANADIAN PLEDGE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CIENA CORPORATION, CIENA COMMUNICATIONS, Inc., CIENA CANADA, INC., the Lenders party THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND AS COLLATERAL Agent

NAME OF INSTITUTION: Morgan Stanley Bank N.A. By: Jonathan Kerner Name: Jonathan Kerner Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS FOURTH AMENDMENT to Credit Agreement AND FIRST AMENDMENT TO U.S. PLEDGE AGREEMENT AND CANADIAN PLEDGE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CIENA CORPORATION, CIENA COMMUNICATIONS, Inc., CIENA CANADA, INC., the Lenders party THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND AS COLLATERAL Agent

NAME OF INSTITUTION: JPMorgan Chase Bank, N.A., Toronto Branch By: Michael N. Tam Name: Michael N. Tam Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS FOURTH AMENDMENT to Credit Agreement AND FIRST AMENDMENT TO U.S. PLEDGE AGREEMENT AND CANADIAN PLEDGE AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG CIENA CORPORATION, CIENA COMMUNICATIONS, Inc., CIENA CANADA, INC., the Lenders party THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, as ADMINISTRATIVE AGENT AND AS COLLATERAL Agent

NAME OF INSTITUTION: JPMorgan Chase Bank, NA By: Robert A. Kaulius Name: Robert A. Kaulius Title: Authorized Officer